Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Manhattan Pharmaceuticals, Inc. hereby certifies that:

(a) the Annual Report on Form 10-KSB of Manhattan Pharmaceuticals, Inc. for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Date: March 31, 2005	By:	/s/ Nicholas J. Rossettos

Nicholas J. Rossettos Chief Financial Officer and Chief Operating Officer